EXTENDED STAY AMERICA ANNOUNCES FIRST QUARTER 2019 RESULTS
-Net Income of $28.4 million for the first quarter
-Adjusted EBITDA1 of $116.3 million for the first quarter
-Raises dividend 4.5% to 23¢ per Paired Share for the quarter

CHARLOTTE, N.C. - May 1, 2019 (GlobeNewswire) - Extended Stay America, Inc. and ESH Hospitality, Inc. (NASDAQ:STAY) (together, the “Company”) today announced consolidated results for the three months ended March 31, 2019.
First Quarter 2019 Highlights

•	Net Income of $28.4 million

•	Total revenues of $277.7 million

•	Comparable system-wide Revenue Per Available Room (“RevPAR”) declined 1.6% to $46.74

•	Adjusted EBITDA of $116.3 million

•	Adjusted Funds From Operations ("Adjusted FFO")[1] of $0.36 per diluted Paired Share

•	Adjusted Paired Share Income[1] of $0.16 per diluted Paired Share

Extended Stay America’s President and Chief Executive Officer, Jonathan Halkyard, commented, “We believe the progress we’ve made in recent months has set us up for success operationally and with our ongoing ESA 2.0 growth strategy.”
Mr. Halkyard continued, “Today we increased our dividend for the fifth consecutive year, highlighting our strong cash generation ability and our commitment to return significant capital to shareholders.”

Financial and Operating Results
Total revenues for the three months ended March 31, 2019 were $277.7 million, a decrease of 6.7% over the same period in the prior year primarily due to asset dispositions in 2018. Adjusting for asset dispositions, total revenues declined 0.8%.

Comparable system-wide RevPAR for the three months ended March 31, 2019 declined 1.6% over the same period in 2018 to $46.74, driven by a 3.0% decline in Average Daily Rate (“ADR”), partially offset by a 110 basis point increase in occupancy to 71.4%. Comparable Company-owned RevPAR decreased 2.1% during the first quarter to $48.23, including minor displacement for renovations during the quarter. Total Company-owned RevPAR increased 0.6% during the quarter, reflecting the sales of non-core hotels in 2018.

Hotel Operating Margin1 for the three months ended March 31, 2019 was 50.1% compared to 52.2% in the same period in 2018. The decline in Hotel Operating Margin was driven primarily by a decrease in comparable system-wide RevPAR and increased

1 See “Disclosure Regarding Non-GAAP Financial Measures” for an explanation of non-GAAP measures included in this release (i.e., Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, Funds from Operations ("FFO"), Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share).

payroll expenses.

Net income for the three months ended March 31, 2019 was $28.4 million compared to $31.1 million in the same period in 2018, a decrease of 8.7%. The decline in net income was due to a decline in comparable system-wide RevPAR, an increase in operating expenses on a comparable Company-owned basis and an increase in income tax rate, partially offset by lower depreciation and a decline in net interest expense.

Adjusted EBITDA for the three months ended March 31, 2019 was $116.3 million, a decline of 12.0% compared to the same period in 2018. The decline in Adjusted EBITDA was due primarily to asset dispositions in 2018 resulting in lost contribution of $6.9 million as well as an increase in comparable hotel operating expenses and a decline in comparable system-wide RevPAR. Adjusted EBITDA excludes non-cash equity-based compensation expense of $2.1 million and $1.3 million in other expenses.

Adjusted FFO for the three months ended March 31, 2019 was $68.4 million compared to $80.0 million in the same period in 2018. The decline in Adjusted FFO was primarily due to a decline in comparable system-wide RevPAR and an increase in comparable Company-owned hotel operating expenses. Adjusted FFO per diluted Paired Share was $0.36 compared to $0.42 in the same period in 2018. Adjusted FFO, a non-GAAP measure, represents funds from operations, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share. A Paired Share entitles its holder to participate in 100% of the common equity and earnings of both Extended Stay America, Inc. and ESH Hospitality, Inc.

Adjusted Paired Share Income for the three months ended March 31, 2019 was $29.5 million, or $0.16 per diluted Paired Share, compared to $37.5 million, or $0.19 per diluted Paired Share, in the same period in 2018. The decline in Adjusted Paired Share Income per diluted Paired Share was due to a decline in comparable system-wide RevPAR and an increase in comparable Company-owned hotel operating expenses, partially offset by lower depreciation expense and lower net interest expense. Adjusted Paired Share Income, a non-GAAP measure, represents net income, as adjusted, attributable to the consolidated enterprise, whose representative equity security is a Paired Share.

Capital Expenditures
The Company invested $55.3 million in capital expenditures during the first quarter of 2019. This includes $14.8 million in renovation capital, $11.9 million in IT capital and $8.0 million in capital for ESA 2.0 hotel development and land acquisitions.

Hotel and Development Pipeline
As of March 31, 2019, the Company had a pipeline of 60 hotels representing approximately 7,300 rooms.

Company Owned Pipeline & Recently Opened Hotels as of March 31, 2019
Under Option		Pre-Development		Under Construction		Total Pipeline		Opened YTD
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
5	620	5	648	7	872	17	2,140	0	0

Third Party Pipeline & Recently Opened Hotels as of March 31, 2019
Commitments		Applications		Executed		Total Pipeline		Opened YTD
# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms	# Hotels	# Rooms
34	4,216	3	306	6	673	43	5,195	0	0

Definitions
Under Option	Locations with a signed purchase and sale agreement
Pre-Development	Land purchased, permitted and/or site work
Under Construction	Hotel is under construction
Commitments	Signed commitment to build hotel(s) by a third party
Applications	Third party filed franchise application with deposit
Executed	Franchise application approved, various stages of pre-development and/or under construction

Distribution and Share Repurchases
On May 1, 2019, the Boards of Directors of Extended Stay America, Inc. and ESH Hospitality, Inc. declared cash distributions totaling $0.23 per Paired Share for the first quarter of 2019, an increase of 4.5% from the prior distribution of $0.22 per Paired Share. The distributions are payable on May 30, 2019 to shareholders of record as of May 16, 2019. The Company did not repurchase Paired Shares during the first quarter of 2019.

2019 Outlook
The Company re-affirms its initial outlook for 2019 as follows:

in millions, except % and # of hotels	Low	High

# of hotels owned on 12/31/19	554
Total Revenues	$1,230	$1,250
Comparable system-wide RevPAR % Δ 1	0.0%	2.0%
Net income	$188	$212
Adjusted Paired Share Income/Paired Share	$1.02	$1.14
Adjusted EBITDA[2]	$560	$580
Depreciation and amortization	$187	$193
Net interest expense	$126	$126
Effective tax rate	16.0%	17.0%
Capital expenditures	$310	$360
Expected capital returns	$220	$270
1 Approximately 200 basis point negative impact from hurricane affected markets and net renovation displacement
2 Lost contribution of approximately $21 million related to 72 hotel dispositions in 2018

Webcast and Conference Call Details
The Company will host a conference call on Thursday, May 2, 2019 at 8:30 a.m. Eastern Time. The conference call will be webcast simultaneously in the Investor Relations section of the Company’s website at www.aboutstay.com. A replay of the call will be available for 90 days following the webcast on the Company’s website. Alternatively, the conference call can be accessed by dialing 1-877-705-6003 for domestic callers or 1-201-493-6725 for international callers. A telephone replay will be available from shortly after the call until May 9, 2019, and can be accessed by dialing 1-844-512-2921 for domestic callers or 1-412-317-6671 for international callers. The passcode for the replay is 13689947.

Disclosure Regarding Non-GAAP Financial Measures
Hotel Operating Profit, Hotel Operating Margin, EBITDA, Adjusted EBITDA, FFO, Adjusted FFO, Adjusted FFO per diluted Paired Share, Paired Share Income, Adjusted Paired Share Income and Adjusted Paired Share Income per diluted Paired Share (collectively, the “Non-GAAP Financial Measures”), which are detailed in the reconciliation tables that accompany this release, are used by the Company as supplemental performance measures. The Company believes these measures provide useful information to investors regarding our results of operations and allow investors to evaluate the ongoing operating performance of our hotels and facilitate comparisons between the Company and other lodging companies, hotel owners and capital-intensive companies, including those which include a REIT as part of their legal entity structure. The Non-GAAP Financial Measures are not recognized terms under U.S. GAAP.  These measures as presented may not be comparable to measures calculated by other companies. These measures should not be considered as alternative measures of, or superior to, operating profit, net income, net income per share or any other measure of the Company, Extended Stay America, Inc. or ESH Hospitality, Inc. calculated in accordance with U.S. GAAP.  The Company’s presentation of the Non-GAAP Financial Measures does not replace the presentation of the Company’s consolidated financial statements and other disclosures prepared in accordance with U.S. GAAP.

Forward Looking Statements
This release contains forward-looking statements within the meaning of the federal securities laws. These statements include, but are not limited to, statements related to our expectations regarding our business performance, financial results, liquidity and capital resources, capital expenditures, distribution policy and other non-historical statements, including the statements in the “2019 Outlook” section of this release. Forward looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results or performance to differ from those projected in the forward-looking statements, possibly materially. For a description of factors that may cause the Company’s actual results or performance to differ from projected results or performance implied by forward-looking statements, please review the information under the headings “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” included in the Company’s combined annual report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on February 27, 2019 and other documents of the Company on file with or furnished to the SEC. Any forward-looking statements made in this release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, will have the expected consequences to, or effects on, the Company, its business or operations. Except as required by law, the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual results may differ materially from what is expressed, implied or forecasted by the Company’s forward-looking statements.

About Extended Stay America
Extended Stay America® is the leading brand in the mid-priced extended stay segment in the U.S. with 628 hotels and approximately twice as many rooms as its nearest competitor. ESH Hospitality, Inc. (“ESH”), a subsidiary of Extended Stay America, Inc. (“ESA”), is the largest lodging REIT in North America by unit and room count, with 554 hotels and approximately 61,500 rooms in the U.S. ESA also manages or franchises an additional 74 Extended Stay America® hotels. Visit www.esa.com for more information.

Contacts
Investors or Media:
Rob Ballew
(980) 345-1546
investorrelations@esa.com

EXTENDED STAY AMERICA, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	% Variance
REVENUES:
Room revenues	$267,046	$290,210	(8.0)%
Other hotel revenues	5,303	5,275	0.5%
Franchise and management fees	1,225	415	195.2%
	273,574	295,900	(7.5)%

Other revenues from franchised and managed properties	4,095	1,867	119.3%

Total revenues	277,669	297,767	(6.7)%

OPERATING EXPENSES:
Hotel operating expenses	137,291	142,630	(3.7)%
General and administrative expenses	23,027	24,961	(7.7)%
Depreciation and amortization	48,778	54,015	(9.7)%
Impairment of long-lived assets	—	43,600	(100.0)%

	209,096	265,206	(21.2)%

Other expenses from franchised and managed properties	4,647	1,919	142.2%

Total operating expenses	213,743	267,125	(20.0)%

GAIN ON SALE OF HOTEL PROPERTIES	—	38,082	(100.0)%

OTHER INCOME	27	5	440.0%

INCOME FROM OPERATIONS	63,953	68,729	(6.9)%

OTHER NON-OPERATING (INCOME) EXPENSE	(178)	197	190.4%

INTEREST EXPENSE, NET	29,604	31,640	(6.4)%

INCOME BEFORE INCOME TAX EXPENSE	34,527	36,892	(6.4)%

INCOME TAX EXPENSE	6,123	5,797	5.6%

NET INCOME	28,404	31,095	(8.7)%

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(6,470)	(16,243)	(60.2)%

NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC COMMON SHAREHOLDERS	$21,934	$14,852	47.7%

NET INCOME PER EXTENDED STAY AMERICA, INC. COMMON SHARE - DILUTED	$0.12	$0.08	50.8%

WEIGHTED-AVERAGE EXTENDED STAY AMERICA, INC. COMMON SHARES OUTSTANDING - DILUTED	188,576	192,566

CONSOLIDATED BALANCE SHEET DATA
AS OF MARCH 31, 2019 AND DECEMBER 31, 2018
(In thousands)
(unaudited)

	March 31,	December 31,
	2019	2018
Cash and cash equivalents	$287,993	$287,458
Restricted cash	$15,943	$15,878
Total assets	$3,922,886	$3,924,210
Total debt, net of unamortized deferred financing costs and debt discounts (1)	$2,401,626	$2,402,637
Total equity	$1,296,651	$1,310,639

(1) Unamortized deferred financing costs and debt discounts totaled approximately $39.3 million and $41.1 million as of March 31, 2019 and December 31, 2018, respectively.

EXTENDED STAY AMERICA, INC.
OPERATING METRICS
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(Unaudited)

COMPARABLE SYSTEM-WIDE OPERATING METRICS (1)

	Three Months Ended
	March 31,
	2019	2018	Variance
Number of hotels (as of March 31)	625	625	—
Number of rooms (as of March 31)	68,780	68,780	—
Comparable System-Wide Occupancy(1)	71.4%	70.3%	110 bps
Comparable System-Wide ADR(1)	$65.50	$67.56	(3.0)%
Comparable System-Wide RevPAR(1)	$46.74	$47.50	(1.6)%

COMPARABLE COMPANY-OWNED OPERATING METRICS (2)

	Three Months Ended
	March 31,
	2019	2018	Variance
Number of hotels (as of March 31)	552	552	—
Number of rooms (as of March 31)	61.264	61.264	—
Comparable Company-Owned Occupancy(2)	71.5%	71.2%	30 bps
Comparable Company-Owned ADR(2)	$67.50	$69.22	(2.5)%
Comparable Company-Owned RevPAR(2)	$48.23	$49.28	(2.1)%

Renovation Displacement Data (in thousands,except percentages):
Total available room nights	5,514	5,514	—
Room nights displaced from renovation	20	—	20
% of available room nights displaced	0.4%	—%	40 bps

COMPANY-OWNED HOTEL OPERATING METRICS(3)

	Three Months Ended
	March 31,
	2019	2018	Variance
Number of hotels (as of March 31)	554	598	(44)
Number of rooms (as of March 31)	61.486	66.089	(4,603)
Company-Owned Occupancy(3)	71.4%	70.5%	90 bps
Company-Owned ADR(3)	$67.51	$67.99	(0.7)%
Company-Owned RevPAR(3)	$48.20	$47.92	0.6%

(1) Includes hotels owned, franchised or managed for the full three months ended March 31, 2019 and 2018.
(2) Includes hotels owned and operated by the Company for the three months ended March 31, 2019 and 2018.
(3) Includes results of operations based on the Company's ownership and operation of hotels during the periods presented, which is summarized below:

Date	Number of Hotels (Sold) Acquired	Number of Rooms	Number of Owned Hotels	Number of Owned Rooms
January 1, 2018	—	—	624	68,620
February 2018	(25)	(2,430)	599	66,190
March 2018	(1)	(101)	598	66,089
May 2018	1	115	599	66,204
September 2018	(16)	(1,680)	583	64,524
September 2018	(16)	(1,776)	567	62,748
November 2018	1	107	568	62,855
November 2018	(14)	(1,369)	554	61,486
March 31, 2019	—	—	554	61,486

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO HOTEL OPERATING PROFIT AND HOTEL OPERATING MARGIN
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Variance
Net income	$28,404	$31,095	(8.7)%
Income tax expense	6,123	5,797	5.6%
Interest expense, net	29,604	31,640	(6.4)%
Other non-operating (income) expense	(178)	197	190.4%
Other income	(27)	(5)	440.0%
Gain on sale of hotel properties	—	(38,082)	(100.0)%
Impairment of long-lived assets	—	43,600	(100.0)%
Depreciation and amortization	48,778	54,015	(9.7)%
General and administrative expenses	23,027	24,961	(7.7)%
Loss on disposal of assets(1)	1,376	1,492	(7.8)%
Franchise and management fees	(1,225)	(415)	195.2%
Other expenses from franchised and managed properties, net of other revenues	552	52	961.5%
Hotel Operating Profit	$136,434	$154,347	(11.6)%

Room revenues	$267,046	$290,210	(8.0)%
Other hotel revenues	5,303	5,275	0.5%
Total room and other hotel revenues	$272,349	$295,485	(7.8)%

Hotel Operating Margin	50.1%	52.2%	(210) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO COMPARABLE HOTEL(2)
OPERATING PROFIT AND COMPARABLE HOTEL OPERATING MARGIN
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018	Variance
Net income	$28,404	$31,095	(8.7)%
Income tax expense	6,123	5,797	5.6%
Interest expense, net	29,604	31,640	(6.4)%
Other non-operating (income) expense	(178)	197	190.4%
Other income	(27)	(5)	440.0%
Gain on sale of hotel properties	—	(38,082)	(100.0)%
Impairment of long-lived assets	—	43,600	(100.0)%
Depreciation and amortization	48,778	54,015	(9.7)%
General and administrative expenses	23,027	24,961	(7.7)%
Loss on disposal of assets(1)	1,376	1,492	(7.8)%
Franchise and management fees	(1,225)	(415)	195.2%
Other expenses from franchised and managed properties, net of other revenues	552	52	961.5%
Hotel operating profit of hotels not owned for entirety of periods presented	(353)	(6,878)	(94.9)%
Comparable Hotel Operating Profit(2)	$136,081	$147,469	(7.7)%

Room revenues	$267,046	$290,210	(8.0)%
Other hotel revenues	5,303	5,275	0.5%
Total revenues of hotels not owned for entirety of periods presented	(828)	(18,700)	(95.6)%
Comparable total room and other hotel revenues	$271,521	$276,785	(1.9)%

Comparable Hotel Operating Margin(2)	50.1%	53.3%	(320) bps

(1) Included in hotel operating expenses in the unaudited condensed consolidated statements of operations.

(2) Includes the results of 552 hotels owned and operated during the full three months ended March 31, 2019 and 2018.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
Net income	$28,404	$31,095
Interest expense, net	29,604	31,640
Income tax expense	6,123	5,797
Depreciation and amortization	48,778	54,015
EBITDA	112,909	122,547
Equity-based compensation	2,109	2,403
Impairment of long-lived assets	—	43,600
Gain on sale of hotel properties	—	(38,082)
Other expense(1)	1,293	1,696
Adjusted EBITDA	$116,311	$132,164

NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND COMPARABLE ADJUSTED EBITDA(2)
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
Net income	$28,404	$31,095
Interest expense, net	29,604	31,640
Income tax expense	6,123	5,797
Depreciation and amortization	48,778	54,015
EBITDA	112,909	122,547
Adjusted Property EBITDA of hotels not owned for entirety of periods presented	(353)	(6,878)
Equity-based compensation	2,109	2,403
Impairment of long-lived assets	—	43,600
Gain on sale of hotel properties	—	(38,082)
Other expense(1)	1,293	1,696
Comparable Adjusted EBITDA(2)	$115,958	$125,286

(1) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss on disposal of assets totaled $1.4 million and $1.5 million, respectively.

(2) Includes the results of 552 hotels owned and operated during the full three months ended March 31, 2019 and 2018.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO FUNDS FROM OPERATIONS, ADJUSTED FUNDS FROM OPERATIONS
AND ADJUSTED FUNDS FROM OPERATIONS PER DILUTED PAIRED SHARE
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

	Three Months Ended
	March 31,
	2019	2018
Net income per Extended Stay America, Inc. common share - diluted	$0.12	$0.08
Net income attributable to Extended Stay America, Inc. common shareholders	$21,934	$14,852
Noncontrolling interests attributable to Class B common shares of ESH REIT	6,466	16,239
Real estate depreciation and amortization	47,433	52,748
Impairment of long-lived assets	—	43,600
Gain on sale of hotel properties	—	(38,082)
Tax effect of adjustments to net income attributable to Extended Stay America, Inc. common shareholders	(7,400)	(9,725)
Funds From Operations	68,433	79,632
Debt modification and extinguishment costs	—	437
Tax effect of adjustments to Funds From Operations	—	(73)
Adjusted Funds From Operations	$68,433	$79,996

Adjusted Funds From Operations per Paired Share- diluted	$0.36	$0.42

Weighted average Paired Shares outstanding – diluted	188,576	192,566

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE THREE MONTHS ENDED MARCH 31, 2019 AND 2018
(In thousands, except per share and per Paired Share data)
(Unaudited)

	Three Months Ended March 31,
	2019	2018
Net income per Extended Stay America, Inc. common share - diluted	$0.12	$0.08
Net income attributable to Extended Stay America, Inc. common shareholders	$21,934	$14,852
Noncontrolling interests attributable to Class B common shares of ESH REIT	6,466	16,239
Paired Share Income	28,400	31,091
Debt modification and extinguishment costs	—	437
Impairment of long-lived assets	—	43,600
Gain on sale of hotel properties	—	(38,082)
Other expense(1)	1,293	1,696
Tax effect of adjustments to Paired Share Income	(202)	(1,277)
Adjusted Paired Share Income	$29,491	$37,465

Adjusted Paired Share Income per Paired Share – diluted	$0.16	$0.19

Weighted average Paired Shares outstanding – diluted	188,576	192,566

(1) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with dispositions. Loss on disposal of assets totaled $1.4 million and $1.5 million, respectively.

EXTENDED STAY AMERICA, INC.
TOTAL REVENUES AND NON-GAAP RECONCILIATION OF NET INCOME TO EBITDA AND ADJUSTED EBITDA
FOR THE YEARS ENDED DECEMBER 31, 2018 (ADJUSTED)(1) AND 2019 (OUTLOOK)
(In thousands)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Adjusted) (1)		Low	High
$1,204,429	Total revenues	$1,230,000	$1,250,000

$211,756	Net income	$188,202	$212,310
124,870	Interest expense, net	126,000	126,000
42,076	Income tax expense	38,548	40,440
209,329	Depreciation and amortization	193,000	187,000
588,031	EBITDA	545,750	565,750
(21,422)	Adjusted Property EBITDA of hotels not owned for entirety of periods presented	—	—
7,724	Equity-based compensation	8,250	8,250
43,600	Impairment of long-lived assets	—	—
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense (2)	6,000	6,000
$578,315	Comparable Adjusted EBITDA	$560,000	$580,000

(1) 2018 results adjusted to reflect the results of 552 hotels owned and operated for the full year ended December 31, 2018.
(2) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.

EXTENDED STAY AMERICA, INC.
NON-GAAP RECONCILIATION OF NET INCOME ATTRIBUTABLE TO EXTENDED STAY AMERICA, INC.
COMMON SHAREHOLDERS TO PAIRED SHARE INCOME, ADJUSTED PAIRED SHARE INCOME
AND ADJUSTED PAIRED SHARE INCOME PER DILUTED PAIRED SHARE
FOR THE YEARS ENDED DECEMBER 31, 2018 (ACTUAL) AND 2019 (OUTLOOK)
(In thousands, except per share and per Paired Share data)
(Unaudited)

Year Ended		Year Ending December 31, 2019
December 31, 2018		(Outlook)
(Actual)		Low	High
$0.59	Net income per Extended Stay America, Inc. common share- diluted	$0.43	$0.50

$112,864	Net income attributable to Extended Stay America, Inc. common shareholders	$80,721	$94,962
98,876	Noncontrolling interests attributable to Class B common shares of ESH REIT	107,465	117,332
211,740	Paired Share Income	188,186	212,294
1,621	Debt modification and extinguishment costs	—	—
43,600	Impairment of long-lived assets	—	—
(42,478)	Gain on sale of hotel properties	—	—
2,860	Other expense (1)	6,000	6,000
(937)	Tax effect of adjustments to Paired Share Income	(1,020)	(960)
$216,406	Adjusted Paired Share Income	$193,166	$217,334

$1.14	Adjusted Paired Share Income per Paired Share – diluted	$1.02	$1.14

189,821	Weighted average Paired Shares outstanding – diluted	189,821	189,821

(1) Includes loss on disposal of assets, non-operating (income) expense, including foreign currency transaction costs, and certain costs associated with acquisitions, dispositions and capital transactions.